                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                January 16, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                      0-22992                 72-1106167

(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

            8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 16, 2002, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated January 16, 2002 - The Shaw Group Inc. Signs Letter of Intent to Purchase Substantially All of the Assets of The IT Group, Inc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE SHAW GROUP INC.
                                      (Registrant)

Date:      January 16, 2002       By:   /s/ Robert L. Belk
                                        ----------------------------------------
                                        Robert L. Belk, Executive Vice President
                                        and Chief Financial Officer



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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                January 16, 2002

   EXHIBIT NUMBER                   DESCRIPTION
   --------------                   -----------
         99.1     Press Release dated January 16, 2002 - The Shaw Group Inc.
                  Signs Letter of Intent to Purchase Substantially All of the
                  Assets of The IT Group, Inc.



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